REVOLVING LINE OF CREDIT	6 Months Ended
Jun. 30, 2014
REVOLVING LINE OF CREDIT:
REVOLVING LINE OF CREDIT

NOTE 4 – REVOLVING LINE OF CREDIT

In May 2014, the Company amended a credit agreement with Prosperity Bank, successor by merger to The F&M Bank and Trust Company; whereby the borrowing base increased to $25 million for borrowings and letters of credit effective May 1, 2014. As of June 30, 2014, no amounts were outstanding under this credit facility. The credit agreement includes a non-usage commitment fee of 0.25% per annum and covenants limiting other indebtedness, liens, transfers or sales of assets, distributions or dividends and merger or consolidation activity. The facility has an interest rate of the bank’s prime rate plus 0.25%. The maturity date on the note was extended to October 30, 2015.